First Quarter 2019 Earnings Presentation February 6, 2019

Cautionary statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward- looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net Sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis) to help us describe our operating and financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt, Adjusted Net Income Per Share, and Leverage ratio, as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, Adjusted EBITDA Margin, Adjusted Net Income Per Share to Net Income Per Share, net debt to total debt, and Leverage Ratio. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters end on the last Friday in December, March and June.

Consolidated Atkore Q1 2019 Highlights Q1 Net Sales Bridge Execution continued to deliver strong $8 year over year earnings growth $40 $0 $452M $415M $11 Distributor Organic net sales growth of 7% with volume / Rebate Push / Mix mix strength in key product categories Net Income per Share up more than 30% vs. 2018 Volume / Mix Price M&A FX 2019 prior year that benefited significantly from tax reform Q1 Adjusted EBITDA Bridge $2 $13 $1 $0 $70M $59M Repurchased and retired 1.2 million shares at $1 average cost of $19.85 Price offset by Commodities, Freight & Other COGS Increasing full year Adjusted EBITDA guidance 2018 Volume / Mix Price vs. Cost M&A FX Investment / 2019 Inflation / Productivity 3

Consolidated Atkore Q1 2019 Financial Summary Q1 Q1 Y/Y Net Sales Growth Change Organic Growth +7.0% ($’s in millions) 2019 2018 Acquisitions/Divestitures +2.0% Net Sales $452.0 $414.6 +9.0% FX +0.0% Net Income $26.9 $27.2 (0.9%) Total +9.0% Adjusted EBITDA(1) $70.0 $58.5 +19.7% Net Income Margin 6.0% 6.6% (60 bps) Adjusted EBITDA 15.5% 14.1% +140 bps Margin(2) Net Income per $0.54 $0.41 +31.7% Share (Diluted) Adjusted Net Income $0.74 $0.56 +32.1% per Share(1) (Diluted) (1) See non-GAAP reconciliation in appendix (2) Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales 4

Electrical Raceway Q1 Highlights Strong volume / mix performance in key Q1 Q1 Y/Y 2019 2018 Change product categories, but calendar yearend ($’s in millions) distributor rebate buy-in lighter than last year Net Sales $343.4 $316.5 8.5% Adjusted EBITDA $68.5 $56.2 22.0% Market activity continues to support 2 to 4% Adjusted EBITDA growth expectations 19.9% 17.7% +220 bps Margin Pricing environment was favorable to Q1 Net Sales Bridge expectations in quarter $343M $25 $13 $0 $317M $11 Distributor Rebate Push / Mix 2018 Volume / Mix Price M&A FX 2019 5

Mechanical Products & Solutions Q1 Highlights Q1 Q1 Y/Y 2019 2018 Change Strong pricing execution in the quarter ($’s in millions) Net Sales $108.8 $98.6 10.4% Macro indicators continue to support Industrial vertical growth Adjusted EBITDA $10.9 $10.8 +0.7% Adjusted EBITDA 10.0% 11.0% (100 bps) Adjusted EBITDA ($1M) lower vs last year due Margin to impact of Flexhead divestiture Q1 Net Sales Bridge $15 $5 $109M $0 $99M 2018 Volume / Mix Price Divestitures 2019 6

Key Balance Sheet and Cash Flow Metrics Metrics Leverage Ratio(1) ($mm) 12/28/2018 Cash and cash equivalents $75.9 Total Debt $904.7 3.4 Net Debt $828.7 Vergokan Acquisition and Share Repurchases 3.1 YTD Net cash from operating $40.3 activities 2.9 2.9 TTM Adjusted EBITDA(1) $283.1 Leverage Ratio(1) Total debt / TTM Adjusted EBITDA(1) Q2 2018 Q3 2018 Q4 2018 Q1 2019 3.2 Net debt / TTM Adjusted EBITDA(1) 2.9 Leverage ratio is moving back toward long- term target of ~2x after share repurchase (1) Leverage ratio for all periods and TTM Adjusted EBITDA is reconciled in the appendix. 7

2019 Financial Outlook Summary Updated Changes to Q2 2019 FY19 FY19 Electrical Raceway Volume +2 to 4% n/a Segment Adjusted EBITDA* $65 - $70M $270 - $290M +$5M / +$5M Mechanical Products & Volume +2 to 4% -2% / -1% Solutions Segment Adjusted EBITDA* $13 - $15M $55 - $60M n/a / +$2M Adjusted EBITDA* $69 - $75M $290 - $310M +$5M / +$5M Adjusted EPS* $0.70 - $0.80 $3.05 - $3.35 +$0.05 / +$0.05 Consolidated Atkore Capital $12M $35-40M n/a Expenditures Interest Expense $13M $52M +$2M Tax Rate 25% 25% n/a Diluted Shares** 48 48 -2 * Reconciliation of the forward-looking full-year 2019 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. ** Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS guidance. 8

Appendix

Segment Information Three months ended December 28, 2018 December 29, 2017 Adjusted Adjusted Adjusted EBITDA Adjusted EBITDA (in thousands) Net sales EBITDA Margin Net sales EBITDA Margin Electrical Raceway $ 343,406 $ 68,489 19.9% $ 316,523 $ 56,160 17.7 % Mechanical Products & Solutions 108,813 $ 10,887 10.0% 98,574 $ 10,809 11.0 % Eliminations (191) (539) Consolidated operations $ 452,028 $ 414,558 10

Adjusted earnings per share reconciliation Consolidated Atkore International Group Inc. Three months ended (in thousands, except per share data) December 28, 2018 December 29, 2017 Net income $ 26,949 $ 27,189 Stock-based compensation 2,982 3,564 Intangible asset amortization 8,214 8,687 Other (a) 206 507 Pre-tax adjustments to net income 11,402 12,758 Tax effect (2,793) (3,317) Adjusted net income $ 35,558 $ 36,630 Weighted-Average Diluted Common Shares Outstanding 48,283 65,905 Net income per diluted share $ 0.54 $ 0.41 (b) Adjusted net income per diluted share $ 0.74 $ 0.56 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. 11

Net Income to Adjusted EBITDA reconciliation Consolidated Atkore International Group Inc. Three months ended (in thousands) December 28, 2018 December 29, 2017 Net income $ 26,949 $ 27,189 Interest expense, net 12,160 6,594 Income tax expense 8,154 2,516 Depreciation and amortization 18,021 17,210 Restructuring and impairments 1,387 262 Stock-based compensation 2,982 3,564 Transaction costs 164 645 Other (a) 206 507 Adjusted EBITDA $ 70,023 $ 58,487 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. 12

Net Income to Adjusted EBITDA reconciliation Consolidated Atkore International Group Inc. TTM Three months ended December 28, December 28, September 30, March 30, (in thousands) 2018 2018 2018 June 29, 2018 2018 Net income $ 136,405 $ 26,949 $ 32,699 $ 34,199 $ 42,558 Interest expense, net 46,260 12,160 12,372 12,442 9,286 Income tax expense 35,345 8,154 1,447 10,352 15,392 Depreciation and amortization 67,703 18,021 17,637 16,192 15,853 Restructuring and impairments 2,974 1,387 604 407 576 Stock-based compensation 14,082 2,982 4,836 3,494 2,770 Certain legal matters (4,833) — (7,119) — 2,286 Transaction costs 8,833 164 6,638 768 1,263 Gain on sale of a business (27,575) — — (838) (26,737) Other 3,892 206 1,944 (352) 2,094 Adjusted EBITDA $ 283,086 $ 70,023 $ 71,058 $ 76,664 $ 65,341 13

Net Debt to Total Debt and Leverage Ratio Consolidated Atkore International Group Inc. December 28, September 30, September 30, September 30, September 25, ($ in thousands) 2018 2018 2017 2016 2015 Short-term debt and current maturities of long-term debt $ 26,561 $ 26,561 $ 4,215 $ 1,267 $ 2,864 Long-term debt 878,094 877,686 571,863 629,046 649,344 Total debt 904,655 904,247 576,078 630,313 652,208 Less cash and cash equivalents 75,919 126,662 45,718 200,279 80,598 Net debt $ 828,736 $ 777,585 $ 530,360 $ 430,034 $ 571,610 TTM Adjusted EBITDA $ 283,086 $ 271,549 $ 227,608 $ 235,002 $ 163,949 Total debt/TTM Adjusted EBITDA 3.2 x 3.3 x 2.5 x 2.7 x 4.0 x Net debt/TTM Adjusted EBITDA 2.9 x 2.9 x 2.3 x 1.8 x 3.5 x 14